NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS  NOTE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE  HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF  1933,  AS  AMENDED,  OR  APPLICABLE  STATE  SECURITIES  LAWS. THE SECURITIES  MAY  NOT  BE  OFFERED  FOR  SALE,  SOLD,  TRANSFERRED  OR ASSIGNED   (I)   IN   THE   ABSENCE   OF   (A)   AN   EFFECTIVE   REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR  (B)  AN  OPINION  OF  COUNSEL  (WHICH  COUNSEL  SHALL  BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION  IS  NOT  REQUIRED  UNDER  SAID  ACT  OR  (II)  UNLESS  SOLD PURSUANTTORULE144ORRULE144AUNDERSAIDACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE  MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $63,411.60
Date: September 23, 2015 (Tacking Back to March 4, 2015)

CONVERTIBLE PROMISSORY NOTE

Eventure Interactive, Inc., (hereinafter called the “Company”), hereby promises to pay to the order of GHS Investments, LLC, a Nevada Limited Liability Company, or its registered assigns (the “Holder”) the sum of $63,411.60 together with any interest as set forth herein, on July 1, 2016 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of eight percent (8%) (the “Interest Rate”) per  annum from the date hereof (the “Issue Date”) until the same becomes  due  and  payable,  whether  at  maturity  or  upon  acceleration  or  by  prepayment  or otherwise.

This Note shall serve in lieu of  (and tack back to) $63,411.60  of  convertible debt owing to Union Capital, LLC., pursuant to that certain $44,000 Convertible Promissory Note dated March 3, 2015 (attached hereto), and incorporate all interests and charges contemplated therein.

This Note may not be prepaid in whole or in part except as otherwise explicitly set forth herein. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty percent (20%) per annum from the due date thereof until the same is paid (“Default Interest”).  Interest shall commence accruing on the date that the Note is fully paid and shall be computed on the basis of a 365-day year and the actual number of days elapsed.  All payments due hereunder (to the extent not converted into common stock) shall be made in lawful money of the United States of America.

All payments shall be made at such address as the Holder shall hereafter give to the Company by written notice made in accordance with the provisions of this Note.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date.  As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the supporting documents of same date (attached hereto).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1           Conversion Right.  The Holder shall have the right and at any time following the execution  of this Note to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non- assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the “Conversion  Price”) determined as provided herein (a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates  of more than 4.99% of the outstanding shares of Common Stock.  For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of  the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice  of conversion, (the “Notice of Conversion”), delivered to the Company by the Holder in accordance with the Sections below; provided that the Notice of Conversion is submitted by  facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Company before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”).

    The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Company’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, plus (3) at the Company’s  option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder’s option, any amounts owed to the Holder.

1.2           Conversion Price.

                    (a)           Calculation  of  Conversion  Price. Holder, at its discretion, shall have the right to convert this Note in its entirety or in part(s) into common stock of the Company valued at a forty percent (40%) discount off of the lowest closing price for the Company’s common stock during the Twenty (20) trading days immediately preceding a conversion date, as reported by Quotestream.  The Conversion price shall have a floor of $.00005 (“Floor Price”).

(b)         Authorized Shares.   The Company covenants that during the period the conversion  right exists the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note. The Company is required at all times to have authorized and reserved three times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Notes in effect from time to time)(the “Reserved Amount”).  The Reserved Amount shall be increased from time to time in accordance with the Company’s obligations.

The Company represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  In addition, if the Company shall issue any securities or make any change to its capital structure which would change the number of shares  of  Common  Stock  into  which  the  Notes  shall  be  convertible  at  the  then  current Conversion Price, the Company shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes.

The Company (i) acknowledges that it will irrevocably instruct its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Company does not maintain the Reserved Amount it will be considered an Event of Default as defined in this Note.

1.3           Method of Conversion.

(a)           Mechanics of Conversion.  This Note may be converted by the Holder in whole or in part at any time from time to time after the execution of the Note, by  (A) submitting  to  the  Company  a  Notice  of  Conversion  (by  facsimile,  e-mail  or  other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time).

(b)           Surrender of Note Upon Conversion.  Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be  required to physically surrender this Note to the Company unless the entire unpaid principal amount of this Note is so converted.  The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion.  In the event of any dispute or discrepancy, such records of the Company shall, prima facie, be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c)           Payment of Taxes.  The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for  the Holder’s account) requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(d)           Delivery of Common Stock Upon Conversion.   Upon receipt by the Company from the Holder of a facsimile transmission or e-mail (or other reasonable means of  communication)  of  a  Notice  of  Conversion  meeting  the  requirements  for  conversion  as provided in this Section, the Company shall  issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement.

Within Five (5) business days of having received certificate(s) for common stock pursuant to a Notice of Conversion, Holder may elect to rescind the Notice of Conversion and return the shares, at Holder's expense, to the Company's Transfer Agent. In the event of such rescission, the principal amount outstanding under this Note shall be adjusted to include the Conversion Amount which was deducted from the Note as part of the rescinded Notice of Conversion.

             (e)          Obligation of Company to Deliver Common Stock.  Upon receipt by the  Company of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid  interest on this Note shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion.  If the Holder shall have given a Notice of Conversion as provided herein, the  Company’s  obligation  to  issue  and  deliver  the  certificates  for Common  Stock  shall  be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other  obligation  of  the  Company  to  the  holder  of  record,  or  any  setoff,  counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the  Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion.  The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Company before 6:00 p.m., New York, New York time, on such date.

(f)           Delivery of Common Stock by Electronic Transfer.   In lieu of delivering  physical  certificates  representing  the  Common  Stock  issuable  upon  conversion, provided  the   Company  is  participating  in  the  Depository  Trust  Company  (“DTC”)  Fast Automated  Securities  Transfer   (“FAST”)  program,  upon  request  of  the  Holder  and  its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system.

(g)           Failure to Deliver Common Stock Prior to Deadline.  Without in any way limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the  Deadline the Company shall pay to the Holder $2,000 per day in cash, for each day beyond  the Deadline that the Company fails to deliver such Common Stock.  Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Company by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall  be  convertible  into  Common  Stock  in  accordance  with  the  terms  of  this  Note. The Company agrees that the right to convert is a valuable right to the Holder.  The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible  to  qualify.Accordingly  the  parties  acknowledge  that  the  liquidated  damages provision contained in this Section are justified.  Any delay or failure of performance by the Company hereunder shall be excused if and to the extent caused by Force Majeure. For purposes of this agreement,  Force Majeure shall mean a cause or event that is not reasonably foreseeable and/or caused by the Company, including acts of God, fires, floods, explosions, riots wars, hurricanes, etc.

1.5          Concerning  the Shares. The  shares  of  Common  Stock  issuable  upon conversion of this Note may not be sold or transferred unless  (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Company or its transfer agent shall have been furnished with an opinion of  counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to  be  sold  or  transferred  may  be  sold  or  transferred  pursuant  to  an  exemption  from  such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor. Except as otherwise provided herein (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THESECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICHTHESE SECURITIES ARE EXERCISABLEHAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THEHOLDER),INAGENERALLYACCEPTABLEFORM,THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Company or its transfer agent shall have received an  opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule
144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.In  the event  that  the Company does  not  accept  the opinion  of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Deadline, it will be considered an Event of Default pursuant to this note.

1.6           Effect of Certain Events.

(a)           Effect of Merger, Consolidation, Etc.  At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Company, the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, or the consolidation, merger or other business  combination of the Company with or into any other Person (as defined below) or Persons when the Company  is not the survivor shall either:   (i) be deemed to be an Event of Default (as defined in Article III) pursuant to which the Company shall be required to pay to the Holder upon the consummation of and as a condition to such transaction an amount equal to the Default Amount (as defined in Article III) or (ii) be treated pursuant to Section 1.6(b) hereof. “Person”  shall  mean  any  individual,  corporation,  limited  liability  company,   partnership, association, trust or other entity or organization.

(b)           Adjustment Due to Merger, Consolidation, Etc.    If, at any time when this Note is issued and outstanding and prior to conversion of all of the Notes, there shall be  any  merger,  consolidation,  exchange  of  shares,  recapitalization,  reorganization,  or  other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Company or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares  of  Common  Stock  immediately  theretofore  issuable  upon  conversion,  such  stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full  immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this  Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the  Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof.  The Company shall not affect any transaction described in this Section 1.6(b) unless (a) it  first gives, to the extent practicable, thirty (30) days prior written notice (but in any event at least fifteen (15) days prior written notice) of the record date of  the  special  meeting  of  shareholders  to  approve,  or  if  there  is  no  such  record  date,  the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during  which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring  entity  (if not the Company) assumes by written instrument the obligations of this Section 1.6(b). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

                     (c)      Adjustment Due to Distribution.  If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company’s shareholders in  cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”),  then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for  determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been  payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

                                          (d)           Adjustment Due to Dilutive Issuance.   If, at any time when any Notes are issued and outstanding, the Borrower issues or sells, or in accordance with this Section 1.6(d) hereof is deemed to have issued or sold, any shares of Common Stock in connection with a financing transaction based on a variable price formula (the “Alternative Variable Price Formula”) that is more favorable to the investor in such financing transaction than the formula for calculating the Conversion Price in effect on the date of such issuance (or deemed issuance) of such shares of Common Stock (a “Dilutive Issuance”), then immediately upon the Dilutive Issuance, the formula for the Conversion Price will be adjusted to match the Alternative Variable Price Formula.  If it is unclear whether the Alternative Variable Price Formula is better or worse, then Holder, in its sole discretion, may elect at the time of such issuance whether to switch to the Alternative Variable Price Formula or not.

                                         (e)           Purchase Rights.   If, at any time when any Notes are issued and outstanding, the Company issues any convertible securities or rights to purchase stock, warrants, securities or other property (the “Purchase Rights”) pro rata to the record holders of any class of Common  Stock,  then  the  Holder  of  this  Note  will  be  entitled  to  acquire,  upon  the  terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock  acquirable upon complete conversion of this Note (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                       (f)           Notice of Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Company, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder of a  certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

1.7           Trading Market Limitations.  In no event shall the  Company issue upon conversion of or otherwise pursuant to this Note and the other Notes issued pursuant to the Purchase Agreement more than the maximum number of shares of Common Stock that the Company can issue  pursuant to any rule of the principal  United  States  securities  market  on  which  the  Common  Stock  is  then  traded  (the “Maximum Share Amount”), which shall be 4.99% of the total shares outstanding on the Closing Date (as defined in the Purchase Agreement), subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date hereof.

1.8           Status as Shareholder.  Upon submission of a Notice of Conversion by a Holder, (i)  the  shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder’s allocated portion of the Reserved Amount or Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted portion of this  Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common  Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms  of this Note.  Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Company) the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and the Company shall, as soon as  practicable,  return  such  unconverted  Note  to  the  Holder  or,  if  the  Note  has  not  been surrendered, adjust its records to reflect that such portion of this Note has not been converted.  In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section 1.3 to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Section 1.3) for the Company’s failure to convert this Note.

1.9           Prepayment.  Maker may prepay this Note where both parties have agreed to said prepayment in writing.

ARTICLE II.  CERTAIN COVENANTS

2.1           Distributions on Capital Stock.  So long as the Company shall have any obligation under this Note, the Company shall not without the Holder’s written consent (a) pay, declare or set apart for  such  payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect  of  its capital stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Company’s disinterested directors.

2.2           Restriction on Stock Repurchases.  So long as the Company shall have any obligation under this Note, the Company shall not without the Holder’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Company or any warrants, rights or options to purchase or acquire any such shares.

2.3           Borrowings.  So long as the Issuer shall have any obligation under this Note,  the  Issuer  shall  not,  without  the  Holder’s  written  consent,  create,  incur,  assume guarantee,  endorse,  contingently  agree  to  purchase  or  otherwise  become  liable  upon  the obligation  of  any  person,  firm,   partnership,  joint  venture  or  corporation,  except  by  the endorsement of negotiable instruments for deposit or collection, or suffer to exist any liability for borrowed money, except (a) borrowings in existence or committed on  the date hereof and of which the Issuer has informed Holder in writing prior to the date hereof, (b) indebtedness to trade  creditors  or  financial  institutions  incurred  in  the  ordinary  course  of  business  or  (c) borrowings, the proceeds of which shall be used to repay this Note.

2.4           Sale of Assets.  So long as the Company shall have any obligation under this Note, the Company shall not, without the Holder’s written consent, sell, lease or otherwise dispose of any significant  portion of its assets outside the ordinary course of business.   Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

2.5           Advances and Loans.  So long as the Company shall have any obligation under this Note, the Company shall not, without the Holder’s written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers,  directors, employees, subsidiaries and affiliates of the Company, except loans, credits or advances (a) in  existence or committed on the date hereof and which the Company has informed Holder in writing prior to  the date hereof, (b) made in the ordinary course of business or (c) not in excess of $100,000.

ARTICLE III.  EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

3.1           Failure  to  Pay  Principal  or  Interest.    The  Company  fails  to  pay  the principal  hereof  or  interest  thereon  when  due  on  this  Note,  whether  at  maturity,  upon acceleration or otherwise.

3.2           Conversion  and  the  Shares.    The  Company  fails  to  issue  shares  of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do  so)  upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this  Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Company directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or  hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall  continue  uncured  (or  any  written  announcement,  statement  or  threat  not  to  honor  its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion.  It is an obligation of the Company to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Company to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Company’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Company to the Holder within forty eight (48) hours of a demand from the Holder.

3.3           Breach of Covenants.   The Company breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Company from the Holder.

3.4           Breach  of  Representations  and  Warranties. Any  representation  or warranty of the Company made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.5           Receiver or Trustee. The Company or any subsidiary of the Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6           Judgments.  Any money judgment, writ or similar process shall be entered or filed against the Company or any subsidiary of the Company or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20)  days  unless  otherwise  consented  to  by the  Holder,  which  consent  will  not  be unreasonably withheld.

3.7           Bankruptcy. Bankruptcy,   insolvency,   reorganization   or   liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law  for  the  relief of debtors  shall  be instituted  by or against  the Company or any subsidiary of the Company.

3.8           Delisting of Common Stock. The Company shall fail to maintain the listing  of  the Common Stock on the OTC Markets or an equivalent replacement exchange, the Nasdaq  National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

3.9           Failure to Comply with the Exchange Act. The Company shall fail to comply with the reporting requirements of the Exchange Act; and/or the Company shall cease to be subject to the reporting requirements of the Exchange Act.

3.10           Liquidation. Any dissolution, liquidation, or winding up of Company or any substantial portion of its business.

3.11           Cessation of Operations. Any cessation of operations by Company or Company admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due.

3.12           Maintenance of Assets. The  failure  by  Company  to  maintain  any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

3.13           Financial Statement Restatement.  The   restatement   of   any   financial statements filed by the Company with the SEC for any date or period from two years prior to the Issue Date of this  Note and until this Note is no longer outstanding,  if the result of such restatement  would,  by  comparison  to  the  original  financial  statement,  have  constituted  a material adverse effect on the rights of the Holder with respect to this Note or supporting documents.

3.14           Reverse Splits. The  Company  effectuates  a  reverse  split  of  its Common Stock without at least twenty (20) days prior written notice to the Holder.

3.15           Replacement of Transfer Agent. In the event that the Company proposes to replace its transfer agent, the Company fails to provide, prior to the effective date of such replacement, a fully executed  Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement  (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Company and the Company.

3.16           Cross-Default.  Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Company of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace  periods, shall, at the option of the Company, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or  hereunder.“Other  Agreements”  means,  collectively,  all  agreements  and  instruments between,  among  or by: (1) the Company, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term “Other Agreements” shall not  include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Company to the Holder.

Upon the occurrence and during the continuation of any Event of Default specified in Section 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due at the Maturity Date), the  Note  shall become immediately due and payable and the Company shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Default  Sum  (as  defined  herein).UPON  THE   OCCURRENCE  AND  DURING  THE CONTINUATION  OF  ANY  EVENT  OF  DEFAULT  SPECIFIED  IN  SECTION  3.2,  THE NOTE SHALL BECOME IMMEDIATELY DUE AND PAYABLE AND THE COMPANY SHALL  PAY  TO  THE  HOLDER,  IN  FULL  SATISFACTION  OF  ITS  OBLIGATIONS HEREUNDER,  AN  AMOUNT  EQUAL  TO:  (Y)  THE  DEFAULT  SUM  (AS  DEFINED HEREIN); MULTIPLIED BY (Z) TWO (2). Upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due on  this Note upon a Trading Market Prepayment Event pursuant to Section 1.7 or upon acceleration), 3.3, 3.4, 3.6, 3.8, 3.9, 3.11, 3.12, 3.13, 3.14, and/or

3. 15 exercisable through the delivery of written notice to the Company by such Holders (the “Default Notice”),  and upon the occurrence of an Event of Default specified the remaining sections of Articles III (other than failure to pay the principal hereof or interest thereon at the Maturity Date specified in Section 3,1 hereof), the  Note shall become immediately due and payable and the Company shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 150% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the “Mandatory Prepayment Date”) plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) hereof (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Sum”) or (ii) the “parity value” of the Default Sum to be prepaid, where parity value means (a) the highest number of shares of Common Stock issuable upon conversion of or otherwise pursuant to such Default Sum in accordance with Article I, treating the Trading Day immediately  preceding the Mandatory Prepayment  Date  as  the “Conversion  Date”  for purposes of determining the lowest applicable Conversion Price, unless the Default Event arises as a result of a breach in respect of a specific Conversion Date in which case such Conversion Date shall be the Conversion Date), multiplied by (b) the highest Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment  or  notice,  all  of  which  hereby  are  expressly  waived,  together  with  all  costs, including, without limitation, legal  fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

If the Company fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Company remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Company, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of  the Company equal to the Default Amount divided by the Conversion Price then in effect.

ARTICLE IV. MISCELLANEOUS

4.1           Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the  exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or  partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other  right, power or privileges.All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2           Notices.   All notices, demands, requests, consents, approvals, and other communications  required  or  permitted  hereunder  shall  be  in  writing  and,  unless  otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage  prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand  delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following  the  date  of  mailing  by  express  courier  service,  fully  prepaid,  addressed  to  such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company to:

Eventure Interactive, Inc.
3420 Bristol Street 6th Floor
Costa Mesa, CA  92626

If to the Holder:

GHS Investments, LLC.
200 Stonehinge Lane Suite 3
Carle Place, NY 11514

4.3           Amendments.  This Note and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4           Assignability.  This Note shall be binding upon the Company and its successors  and assigns, and shall inure to be the benefit of the Holder and its successors and assigns.  Notwithstanding anything in  this  Note to the contrary, this Note may be pledged  as  collateral  in  connection  with  a  bona  fide  margin   account  or  other  lending arrangement.

4.5           Cost of Collection.   If default is made in the payment of this Note, the
Company shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6           Governing  Law.  This Note  shall  be  governed  by  and  construed  in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws.Any  action  brought  by  either  party  against  the  other  concerning  the  transactions contemplated by this Note shall be brought only in the state courts of Nevada or in the federal courts located in the state..   The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Holder waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be  deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.   Each party hereby irrevocably waives personal service of process and consents to process being served in any suit,  action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient  service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

4.7           Certain  Amounts.  Whenever  pursuant  to  this  Note  the  Company  is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Company and the Holder agree  that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Company represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note.  The Company and the Holder hereby agree that such amount of stipulated  damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment  without the opportunity to convert this Note into shares of Common Stock.

4.8           Purchase Agreement.  By its acceptance of this Note, each party agrees to be bound by the applicable terms of the Assignment Agreement and supporting documents of same date.

   4.9           Notice of Corporate Events.    Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock. The Company shall provide the Holder with prior notification of any meeting of the Company’s shareholders (and copies of proxy materials and other information sent to shareholders).   In the event  of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Company or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail a notice to the Holder,  at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.  The Company shall make a public announcement of any event  requiring  notification  to  the  Holder  hereunder  substantially  simultaneously  with  the notification to the Holder in accordance with the terms of this Section 4.9.

4.10           Remedies.  The  Company  acknowledges  that  a  breach  by  it  of  its obligations  hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, Company has caused this Note to be signed in its name by its duly authorized officer:

Eventure Interactive, Inc..

By
Print: Gannon Giguiere

Title/Date President 9-23-15